UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2009

Seahawk Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34231	72-1269401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 1600, Houston, Texas 77057

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 369-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)	Appointment of Chief Accounting Officer

The Company has appointed William G. Evans as Vice President and Chief Accounting Officer of Seahawk Drilling, Inc. (the “Company”), effective August 24, 2009. Mr. Evans, age 42, has been appointed to a term of office to serve until his successor is elected or until his earlier resignation or removal.

Prior to his appointment as Vice President and Chief Accounting Officer of the Company, Mr. Evans served as Senior Director, Chief Accounting Officer of Seahawk Drilling, Inc., a division of Pride International, Inc. (“Pride”), since February 2009. From August 2006 to February 2009, Mr. Evans served as Director, SEC Reporting and Analysis of Pride. Prior to joining Pride, Mr. Evans performed financial statement audit work for public and private clients of Deloitte & Touche LLP from March 2004 to August 2006. In 2005, he was promoted to Senior Manager.

There are no arrangements or understandings between Mr. Evans and any other person pursuant to which he was appointed as an officer. There are no family relationships between Mr. Evans and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company is not aware of any transaction in which Mr. Evans or any of his immediate family members have an interest requiring disclosure under Item 404(a) of Regulation S-K.

The Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) has authorized and approved an award of 1,978 restricted stock units in connection with Mr. Evans’ appointment and in consideration of the incremental equity awards that he may have otherwise received for his promotion to the position of chief accounting officer under Pride’s incentive plans had he continued to be employed by Pride after the spin-off of the Company by Pride. The restricted stock units will vest one-third per year over three years commencing on January 30, 2010. The restricted stock units were awarded under the 2009 LTIP (as defined below) and, except for the vesting schedule, are subject to the additional terms and conditions of the Employee RSU Agreement (as defined below).

The Compensation Committee has also authorized and approved an award of 7,709 restricted stock units in connection with Mr. Evans’ appointment and in recognition of Mr. Evans’ efforts in assisting the Company with the completion of its spin-off from Pride. The restricted stock units will vest according to the following vesting schedule: 50 percent on January 30, 2010, 25 percent on August 25, 2011 and 25 percent on August 25, 2012. The restricted stock units were awarded under the 2009 LTIP and, except for the vesting schedule, are subject to the additional terms and conditions of the Employee RSU Agreement.

(e)	Approval of Forms of Award Agreements under 2009 Long-Term Incentive Plan

The Compensation Committee has adopted a Form of Restricted Stock Unit Agreement (“Employee RSU Agreement”) and a Form of Non-Qualified Stock Option Agreement (“Employee Option Agreement”) to be entered into between the Company and its employees, including its named executive officers, upon the issuance of certain awards to the Company’s employees under the Seahawk Drilling, Inc. 2009 Long-Term Incentive Plan (the “2009 LTIP”). A description of the Company’s 2009 LTIP can be found under the heading entitled “Executive Compensation—Our New Employee Benefit Plans – Long Term Incentive Plan” in the Information Statement filed as Exhibit 99.1 to Amendment No. 5 to Form 10 filed with the Securities and Exchange Commission on August 6, 2009 (the “Information Statement”). Copies of the Employee RSU Agreement and the Employee Option Agreement are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by this reference.

The Compensation Committee of the Board of Directors of the Company has also adopted a Form of Restricted Stock Unit Agreement and a Form of Non-Qualified Stock Option Agreement to be entered into between the Company and its non-employee directors upon the issuance of awards to the Company’s non-employee directors under the 2009 LTIP. Copies of the Form of Restricted Stock Unit Agreement for non-employee directors and the Form of Non-Qualified Stock Option Agreement for non-employee directors are filed herewith as Exhibits 10.3 and 10.4, respectively, and are incorporated herein by this reference.

Awards to Named Executive Officers

Employment Agreement Awards

On August 25, 2009, the Company awarded restricted stock units and nonqualified stock options to each of its named executive officers in accordance with the terms of the named executive officers’ respective employment agreements (the “Existing Employment Agreements”). A description of the terms and provisions of the Existing Employment Agreements, including the equity awards granted pursuant to the Existing Employment Agreements, can be found under the heading entitled “Executive Compensation—Employment Agreements with Executive Officers” in the Information Statement.

As part of the Existing Employment Agreement awards, the following number of restricted stock units were awarded to the Company’s named executive officers: Randall D. Stilley – 121,505; Steven A. Manz – 25,314; Alejandro Cestero – 17,467; and Oscar A. German – 14,556. One-third of the restricted stock units vested on August 25, 2009, which was the award date, and the remaining restricted stock units will vest one-third per year over two years commencing on the first anniversary of the award date. The restricted stock units were awarded under the 2009 LTIP and, except for the vesting schedule, are subject to the additional terms and conditions of the Employee RSU Agreement.

As part of the Existing Employment Agreement awards, the following number of shares of common stock subject to non-qualified stock options were awarded to the Company’s named executive officers: Mr. Stilley – 237,887; Mr. Manz – 49,560; Mr. Cestero – 34,197; and Mr. German – 28,497. The exercise price for each of the options is $25.95, which equals the volume-weighted average price of a share of the Company’s common stock on the award date. One-third of the options vested on August 25, 2009, which was the award date, and the remaining options will vest one-third per year over two years commencing on the first anniversary of the award date. The options were awarded under the 2009 LTIP and, except for the vesting schedule, are subject to the additional terms and conditions of the Employee Option Agreement.

Replacement Awards

On August 25, 2009, the Company awarded substitute restricted stock units to Mr. Cestero and Mr. German in recognition of forfeited incentive awards that were previously granted to them under the Pride International, Inc. 2007 Long-Term Incentive Plan and the Pride International, Inc. 1998 Long-Term Incentive Plan. The substitute restricted stock unit awards were made in accordance with the terms of the Existing Employment Agreements. Mr. Cestero and Mr. German were awarded 17,066 and 8,440 restricted stock units, respectively. The restricted stock units are subject to a vesting schedule that corresponds to the remaining vesting schedule of the forfeited incentive awards. The restricted stock units were awarded under the 2009 LTIP and are subject to the additional terms and conditions of the Employee RSU Agreement.

2009 Incentive Awards

On August 25, 2009, the Compensation Committee awarded restricted stock units to certain employees, including each of the Company’s named executive officers, in recognition of the fact that these employees did not receive a 2009 incentive award from Pride. The following number of restricted stock units were awarded to the Company’s named executive officers as 2009 incentive awards: Mr. Stilley – 60,718; Mr. Manz – 19,972; Mr. Cestero – 15,033; and Mr. German – 10,456. The restricted stock units will vest one-third per year over three years commencing on January 30, 2010. The restricted stock units were awarded under the 2009 LTIP and, except for the vesting schedule, are subject to the additional terms and conditions of the Employee RSU Agreement.

Spin-Off Incentive Awards

On August 25, 2009, the Compensation Committee awarded restricted stock units to certain employees, including each of the Company’s named executive officers, in recognition of their efforts in assisting the Company with the completion of its spin-off from Pride. The following number of restricted stock units were awarded to the Company’s named executive officers as 2009 incentive awards: Mr. Stilley – 30,255; Mr. Manz – 16,381; Mr. Cestero – 15,417; and Mr. German – 12,912. The restricted stock units will vest according to the following vesting schedule: 50 percent on January 30, 2010, 25 percent on August 25, 2011 and 25 percent on August 25, 2012. The restricted stock units were awarded under the 2009 LTIP and, except for the vesting schedule, are subject to the additional terms and conditions of the Employee RSU Agreement.

Amended and Restated Employment Agreements

The Company amended and restated the Existing Employment Agreements (the “Amended and Restated Employment Agreements”) with Mr. Stilley on August 25, 2009, and with each of its other named executive officers on August 26, 2009. As a result of the amendment and restatement, changes from the Existing Employment Agreement include the following:

•	The term for each named executive officer has been extended: Mr. Stilley for a term ending August 25, 2012 and Messrs. Manz, Cestero and German for terms ending August 26, 2011.

•

Each agreement is subject to automatic renewals for successive one-year terms until either party terminates the contract effective upon the expiration date of the respective agreement, with at least 90 days’ advance notice. The Existing Employment Agreements provided for successive two-year terms unless either party terminated the contract with at least one year’s advance notice.

•

In the event of an involuntary termination of employment without cause or a constructive termination, each named executive officer will receive, among other things, the immediate vesting of his equity awards. The Existing Employment Agreements had previously provided for the immediate vesting of only the Employment Agreement Awards described above.

•

In the event of an involuntary termination of employment without cause or a constructive termination, each named executive officer will receive, among other things, any bonus earned for the year immediately preceding the year of termination but not paid prior to the termination, and a pro-rata portion of the bonus award for the year of termination but only if the performance goals set for that award are achieved.

•

For Mr. Stilley, in the event of an involuntary termination of employment without cause or a constructive termination within two years after a change of control, he will be entitled to receive, among other things, a lump sum cash payment equal to the sum of three times his then-current base salary plus three times the maximum bonus award for the year of termination (if a maximum award is not specified for such year, the prior year’s maximum will be used, and, if none, the maximum will be 200 percent of base salary), and three years of continued health benefits. The Existing Employment Agreements had previously provided for two times his then-current base salary plus two times the target bonus award (instead of maximum bonus award), and two years of continued health benefits.

•

For each of Messrs. Manz, Cestero and German, in the event of an involuntary termination of employment without cause or a constructive termination within two years after a change of control, the executive will be entitled to receive, among other things, a lump sum cash payment equal to the sum of two times his then-current base salary plus two times the maximum award for the year of termination (if a maximum award is not specified for such year, the prior year’s maximum will be used, and, if none, the maximum will be 150 percent of base salary for Mr. Manz and 100 percent for Messrs. Cestero and German), and two years of continued health benefits. The Existing Employment Agreements had previously provided for one times the executive’s then-current base salary plus one time the target bonus award (instead of maximum bonus award) and one year of continued health benefits. In addition, the change in control benefits were provided only in the event the involuntary termination of employment without cause or constructive termination occurred within one year after a change of control (instead of two years).

•

The Amended and Restated Employment Agreements provide a noncompete and non-solicitation clause for one year for Mr. Stilley and six months for Messrs. Manz, Cestero and German. The Existing Employment Agreements had previously provided for a two year term for Mr. Stilley and a one year term for each of Messrs. Manz, Cestero and German.

•

The Amended and Restated Employment Agreements provide for legal fee reimbursement in the event of a dispute related to the employment agreements limited to a maximum amount of $250,000 that is split over three calendar years, with 20 percent of the current maximum reimbursement payable in the year of the executive’s termination and 40 percent in each of the next two calendar years. In the event of an involuntary termination of employment without cause or a constructive termination within two years after a change in control there is no maximum.

Copies of the Amended and Restated Employment Agreements for each of Messrs. Stilley, Manz, Cestero and German are filed herewith as Exhibits 10.5, 10.6, 10.7 and 10.8, respectively, and are incorporated herein by this reference. The foregoing summary is qualified in its entirety by reference to the terms and provisions of the Amended and Restated Employment Agreements.

Item 8.01.	Other Events.

On August 24, 2009, the Company announced the completion of its spin-off from Pride. Pride implemented the spin-off by distributing prorata to the holders of outstanding shares of common stock of Pride all of the outstanding shares of common stock of the Company. Each Pride stockholder received one share of the Company’s common stock for every 15 shares of Pride common stock held at the close of business on August 14, 2009. A copy of the press release announcing the completion of the spin-off is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Restricted Stock Unit Agreement for Employees

10.2	Form of Non-Qualified Stock Option Agreement for Employees

10.3	Form of Restricted Stock Unit Agreement for Non-Employee Directors

10.4	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors

10.5	Randall D. Stilley Second Amended and Restated Employment/Non-Competition/Confidentiality Agreement

10.6	Steven A. Manz Amended and Restated Employment/Non-Competition/Confidentiality Agreement

10.7	Alejandro Cestero Second Amended and Restated Employment/Non-Competition/Confidentiality Agreement

10.8	Oscar German Amended and Restated Employment/Non-Competition/Confidentiality Agreement

99.1	Press Release dated August 24, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEAHAWK DRILLING, INC.

Date: August 28, 2009	By:	/S/ William G. Evans
William G. Evans
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Restricted Stock Unit Agreement for Employees

10.2	Form of Non-Qualified Stock Option Agreement for Employees

10.3	Form of Restricted Stock Unit Agreement for Non-Employee Directors

10.4	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors

10.5	Randall D. Stilley Second Amended and Restated Employment/Non-Competition/Confidentiality Agreement

10.6	Steven A. Manz Amended and Restated Employment/Non-Competition/Confidentiality Agreement

10.7	Alejandro Cestero Second Amended and Restated Employment/Non-Competition/ Confidentiality Agreement

10.8	Oscar German Amended and Restated Employment/Non-Competition/Confidentiality Agreement

99.1	Press Release dated August 24, 2009